MUTUAL RESCISSION OF CONTRACTS, SETTLEMENT AGREEMENT AND RELEASES OF CLAIMS

This Agreement is made and effective on November 20, 2003, ("Effective Date"), by and among (1) Gateway International Holdings, Inc., a Nevada corporation formerly known as Gourmet Gifts, Inc. ("Gateway"), E.M. Tool Company, Inc., a California corporation doing business as Elite Machine Tool Company, Inc. ("Elite"), and Lawrence Consalvi ("Consalvi") and Joseph T.W. Gledhill ("Gledhill"), both individuals, on the one hand, and (2) Bechler Cams, Inc., a California corporation ("B.C.I."), and Daniel Lennert ("Lennert") and Laura Stearman ("Stearman"), both individuals, on the other hand. Gateway, Elite, Consalvi and Gledhill are sometimes collectively described herein as the "Gateway Parties". B.C.I., Lennert and Stearman are sometimes collectively described herein as the "B.C.I. Parties". The Gateway Parties and the B.C.I. Parties are hereafter sometimes collectively described herein as the "Parties".

RECITALS

The following is an historical chronology of events presented for reference:

A. On or about March 31, 2002, Gateway and GWIH Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of Gateway ("GWIH"), entered into a contract entitled Agreement And Plan Of Reorganization ("Reorganization Plan") with B.C.I., Lennert and Stearman, whereby GWIH was to be merged with and into B.C.I., with the latter entity being the

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surviving corporation and a wholly-owned subsidiary of Gateway. Thereafter, the same Parties made and signed a written First Amendment To Agreement And Plan Of Reorganization, dated October 4, 2002, ("Amendment #1"); later, the same Parties executed another written amendment, entitled second Amendment To Agreement And Plan Of Reorganization, dated January 10, 2003 ("Amendment #2"), whereby the number of shares of Gateway common stock that Lennert and Stearman were to receive between them, divided in equal amounts, was adjusted to an aggregate of Three Million Five Hundred Thirty Thousand (3,530,000) shares. True copies of the Reorganization Plan and the Amendments #1 and #2 (collectively the "Reorganization Agreements"), are attached hereto as Exhibits 1, 2, and 3, respectively.

B. Consalvi, Gledhill, Lennert and Stearman each signed a Purchase Agreement, dated March 31, 2002 ("Purchase Agreement"), a true copy of which is attached hereto as Exhibit 4.

C. On or about October 4, 2002, Gateway, GWIH and B.C.I., through their officers, each executed written Articles of Merger and an Agreement of Merger, which documents were submitted to and filed with the secretaries of State of Nevada and California, respectively. True copies of the Articles of Merger filed in Nevada are attached hereto as Exhibit 5 (the "Nevada Articles"), and the Articles of Merger and Agreement of Merger filed in California are attached hereto as Exhibit 6 (the "California Articles").

D. As reported to the Securities and Exchange Commission in a Form 8-K filed

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November 22, 2002, the merger whereby B.C.I. became a wholly-owned subsidiary of Gateway became effective on November 15, 2002.

E. As of the date of this Agreement, Lennert and Stearman have not exchanged their B.C.I. shares with Gateway for the Gateway shares.

F. Disputes and disagreements have arisen between the Gateway Parties and the B.C.I. Parties, respecting the above transactions and documents. The B.C.I. Parties, through their respective legal counsel, sent Notices of Rescission, dated March 4, 2003 and June 20,2003, respectively ("Notices of Rescission"), making certain allegations that the Gateway Parties dispute and deny. True copies of the two Notices of Rescission are attached hereto as Exhibit 7.

G. On or about March 14, 2003, a Complaint commencing a civil action was filed by Lennert and Stearman in the Superior Court of California, County of Orange, Central Justice Center, entitled Daniel Lennert, et al. v. Lawrence Consalvi, et al., Case No. 03CC04435 (the "Action" or the "Orange County Superior Court Action"). Thereafter, on April 15, 2003, Gateway filed a Cross-Complaint in the Action, against Lennert, Stearman and BCI. In August 2003, BCI filed a Cross-Complaint against the Gateway Parties. Plaintiffs' Complaint included the Securities and Exchange Commission, ("S.E.C."), as the named defendant. In their respective Answers to the Complaint and the two Cross-Complaints, the Parties have each denied, and continue to deny, the Claims (as defined below) and other allegations made against each and any of them in said pleadings.

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H. On or about April 15, 2003, the S.E.C. removed the Orange County Superior Court Action to the United States District Court for the Central District of California, as Case No. SA CV 03-367 AHS (MLGx) (the "Federal Action"). On or about June 9, 2003, the District Court granted the S.E.C.'s motion for dismissal, which resulted in remanding the Action back to the Orange County Superior Court where it is now pending in Department 23 before the Honorable David A. Thompson, Judge Presiding.

I. On or about March 25, 2003, the B.C.I. Parties filed a UCC-1 Financing Statement with the California Secretary of State, as Instrument No. 0308560415 (the "B.C.I. UCC-1"), a true copy of which is attached hereto as Exhibit 8.

J. On or about August 6, 2003, the Orange County Superior Court denied the anti-SLAPP motion of Plaintiffs Lennert and Stearman. Plaintiffs have appealed that Order to the Court of Appeal, Fourth Appellate District, where the appeal is pending but not briefed or adjudged, as Case No. G032778. Cross-Complainant Gateway has also appealed from denial of its claim for sanctions for defending Plaintiffs' motion, which appeal is also pending under the same case number in the same Appellate Court. The cross appeals are jointly hereafter referenced as the "SLAPP Motion Appeals".

K. As of the Effective Date of this Agreement, the Orange County Superior Court Action, the Federal Action and the SLAPP Motion Appeals are the only actions, court or administrative proceedings, complaints or other litigation (collectively the "Litigation") which

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the Gateway Parties and/or the B.C.I. Parties have ever filed, initiated, commenced or brought against each other. The only Litigation still pending between any or all of the Parties, as of the Effective Date, are the Orange County Superior Court Action and the SLAPP Motion Appeals.

L. The Parties seek and desire, by this Agreement, to settle and resolve all disputes and litigation between them, including by providing for rescission of the above referenced contracts and transactions, by restitution of consideration, by mutual releases of Claims (as defined herein), by dismissals of the described Litigation with prejudice, and by the other provisions set forth herein.

AGREEMENT

In consideration of the mutual promises, covenants, and conditions contained in this Agreement, the sufficiency and validity of which consideration the Parties each hereby acknowledge, the undersigned Parties agree as follows:

1. RESCISSION OF CONTRACTS. Upon completed execution of this Agreement by all Parties and effective as of January 1, 2003, each and all of the Reorganization Agreements, attached hereto as Exhibits 1,2, and 3, respectively, as well as the Purchase Agreement, (Exhibit 4), the Nevada Articles (Exhibit 5), and the California Articles (Exhibit 6), all of which documents are collectively referred to hereafter as the "Rescinded Contracts", are

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hereby fully and forever rescinded, cancelled, and extinguished (collectively "Rescission" or "Rescinded"), by the Parties, subject only to the restitution of consideration for such contracts by the Parties as hereafter described.

(a) This agreed upon Rescission includes, without limitation, eliminating entirely and forever, any and all rights and Claims (as defined below) on the part of the Gateway Parties, or any of them, if any, to receive, hold and/or own, (including legally, beneficially and/or of record), any shares of stock of B.C.I., and any and all rights and Claims of the B.C.I. Parties, or any of them, if any, to receive, hold, and/or own (including legally, beneficially and/or of record) any shares of stock of Gateway and/or Elite. Accordingly, upon completed execution of this Agreement by all Parties, whether before, on or after the Effective Date, (i) Lennert and Stearman are shareholders of B.C.I., (ii) neither Lennert nor Stearman is a shareholder, officer, director or employee of Gateway or Elite, and (iii) none of the Gateway Parties is a shareholder, officer, director or employee of B.C.I.

(b) Upon completed execution of this Agreement by all Parties, all contracts, instruments and other documents, including the Rescinded Contracts, and each of them, which (i) do or purport to assign, sell, transfer, convey or grant to any or all of the Gateway Parties, any rights, titles, interests and/or other Claims in or to tangible or intangible assets, shares of stock, trade secrets and/or the other property (collectively "Property"), or Claims of the B.C.I. Parties, or any of them, and/or which (ii) do or purport to assign, sell, transfer, convey or grant to any or

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all of the B.C.I. Parties, any rights, titles, interests and/or other Claims in or to tangible or intangible assets, shares of stock, trade secrets, and/or other Property or Claims of the Gateway Parties, or any of them, are fully and forever Rescinded. Further, neither the Gateway Parties nor the B.C.I. Parties, nor any of them, shall have any rights, duties, obligations or other liabilities to each other based on these contracts, including Exhibits 1 through 6 hereto, other than the rights and obligations specifically set forth in this Agreement. Nor shall any Party to this Agreement, upon and following completed execution of this Agreement by all Parties, represent, state or otherwise communicate, orally or in writing, whether expressly or by implication, that the contracts, rights and other Claims being Rescinded, released and extinguished by this Agreement, continue in effect.

(c) Upon completed execution of this Agreement by all Parties, the Notices of Rescission described in Recital F are superceded by this Agreement, and all Claims therein are released and extinguished as hereafter provided.

(d) In the event that any Party or Parties breach or default their obligations or other performances provided in this Agreement, such breach or default shall not negate or affect the Rescission of Contracts, releases of Claims, the restitution of consideration or the separation of the B.C.I. Parties and the Gateway Parties as provided in this Agreement. However, in the event of such breach or default by a Party or Parties, any other Party suffering damages or otherwise aggrieved as a result of the foregoing breach or default may seek and, if prevailing in a

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Court (as defined herein) of competent jurisdiction or in an arbitration, if the affected Parties stipulate to an arbitration, may recover any other legal and/or equitable relief as the trier(s) of fact and law may award consistent with applicable law.

2. NO MONETARY RECOVERIES. Except for their respective remedies herein in the event of breach of Agreement or any indemnities set forth in this Agreement, neither the Gateway Parties nor the B.C.I. Parties, or any of them, shall recover from each other, or be obligated to pay each other, any damages, attorneys' fees, expenses, court costs, or other monetary sums in consideration for the contractual rescissions, settlement and releases of Claims and dismissals with prejudice of the pending Litigation, as provided in this Agreement.

3. RETURN OF PROPERTY. As a further part of the restitution of consideration for the Rescission, upon completed execution this Agreement by all Parties:

(a) the Gateway Parties shall, within five (5) business days after completed execution of this Agreement, return and/or restore to B.C.I., Lennert and Stearman, as the latter designate, all Property, if any, owned by the B.C.I. Parties but in the possession, custody or control of the Gateway Parties, or any of them, whether as a result of the Rescinded Contracts, Exhibits 1 though 6, inclusive, or otherwise; and

(b) the B.C.I. Parties shall, within five (5) business days after completed execution

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of this Agreement, return and/or restore to the Gateway Parties, as the latter designate, all Property, if any, owned by the Gateway Parties but in the possession, custody or control of the B.C.I. Parties, or any of them, whether as a result of the Rescinded Contracts, Exhibits 1 through 6, inclusive, or otherwise.

(c) The Gateway Parties and the B.C.I. Parties each represent to each other that, after diligent search and investigation, neither the Gateway Parties nor the BCI Parties have in their possession, custody or control, any Property of the opposing Parties within the descriptions of subparagraphs 3(a) and 3(b), respectively. Should either the Gateway Parties or the B.C.I. Parties find they have any Property of the other, such Property shall be returned immediately to the owner Party in accordance with said subparagraphs 3(a) and 3(b), respectively.

4. NO ADMISSIONS. By this Agreement, neither the Gateway Parties nor the B.C.I. Parties admit or confess any liability to the opposing Parties, whether based on the pleadings and Claims filed or made in the Orange County Superior Court Action or any of the other Litigation between the Parties, or based on the transactions, activities, documents and events that are the subject matter of the Litigation.

Each Party continues to deny the validity of each opposing Party's Claims against the former Party. Each Party continues to believe the truth of its own Claims and pleadings in the Litigation.

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Rather than continuing to contest and litigate such Claims, however, and in order to resolve the Action and other pending Litigation between them forever and entirely, the Parties have each voluntarily and with the advice of legal counsel of their choice, determined to make this settlement and Agreement.

The Parties, accordingly, are making this Agreement in order to resolve and settle their respective Claims, Litigation and disputes, and to effect their business separation, in a manner that avoids further expense and burden of legal proceedings. No Party is a prevailing party by this settlement and Agreement; nor shall any Party or their Representatives, as defined below, claim or represent to any person or entity in any manner that said Party "won", or was a prevailing party in the Litigation or by this Agreement.

5. RESIGNATION. Prior to January 21, 2003, Lennert was not a director of Gateway. The Gateway Parties state that at a meeting of the Board of Directors of Gateway on January 21, 2003, Lennert and Donald Nelson (who is not a party to this Agreement) were each elected directors of Gateway by unanimous vote of the then Board of Directors, consisting of Consalvi and Gledhill. Thereafter, Lennert was provided with written notices of later Gateway Board of Directors meetings, but Lennert did not attend any other Gateway Board of Directors meetings. Lennert asserts that he did not attend such meetings due to the dispute between the Parties that was the subject of the Action. Although Lennert, through legal counsel, sent the Notice of Rescission described in Recital F above, Lennert never submitted to Gateway his

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resignation as a director of Gateway. Lennert contends that he was never a director of Gateway, a contention which the Gateway Parties and others dispute. However, neither this dispute, nor its resolution, are material to this Agreement; nor does any Party, by making this Agreement, admit the truth of the other Party(s) contentions respecting this matter or change its own contentions. Based on the foregoing, Lennert shall resign from the Board of Directors immediately as of the Effective Date of this Agreement, and Lennert shall have no further affiliation or position with Gateway thereafter.

6. S.E.C. AND PUBLIC FILINGS.

(a) Gateway has informed the B.C.I. Parties that:

(1) Gateway intends and is in the process of converting from a reporting company, under the Securities Exchange Act of 1934, as amended, previously registered and trading on the Over the Counter Bulletin Board, but now on the pink sheets, to a non-reporting corporation (hereafter the "Conversion").

(2) Gateway is actively communicating, through its legal counsel, with the S.E.C., attempting to secure S.E.C. approval of the Conversion, which process is complicated because Gateway is delinquent in filing its Form 10-QSB reports for the second and third quarters of the 2003 fiscal year due to matters that have been at issue between the Parties in the Litigation.

(3) Gateway is also requesting that the S.E.C. not require Gateway to file

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the delinquent Form 10-QSB reports or the annual Form 10-KSB report for the fiscal year ending September 30, 2003, because of the planned Conversion, and further, that if such reports are required, that B.C.I.'s financial information not be required in the reports due to this Agreement rescinding the affiliation of Gateway and B.C.I. effective January 1, 2003.

(b) The Parties agree that in the event that the S.E.C., NASD or any other governmental agency or entity regulating securities, and/or a court of competent jurisdiction, whether Federal or State, ("Court"), (collectively "Governmental Authorities"), at any time before,[1] at or after the Effective Date of this Agreement, requires, directs, or orders (collectively "Requires" or "Requiring") that Gateway file with the S.E.C. Form 10-QSB reports for the second and/or third quarters of the 2003 fiscal year, and/or a Form 10-KSB report for the entire 2003 fiscal year, (collectively "S.E.C. Reports"), and Requires that B.C.I.'s financial information be included in those S.E.C. Reports:

(1) Within fifteen (15) days following confirmation by the S.E.C. that B.C.I.'s financial information is Required, but in no event less than ten (10) days prior to any filing deadline imposed by the S.E.C. or other Governmental Authorities, the B.C.I. Parties, and each of them, will deliver to Gateway's (or its successor's) attorneys all financial information and

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[1]Counsel for the Gateway Parties shall notify the B.C.I. Parties' counsel if and when the S.E.C. communicates the Requirement described in subparagraph 6(b) prior to completed execution of this Agreement. In the event of such an S.E.C. communication, the Parties shall follow the procedures in subparagraph 6(b).

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documentation, whose completeness and accuracy shall be certified in writing by a duly authorized officer of B.C.I., describing and setting forth in compliance with SAS100, B.C.I.'s financial condition and activity, and business operations, during the time periods for which Gateway must report to the S.E.C., as shall satisfy the requirements of, including any time limitations or deadlines imposed by, the S.E.C., NASD, Court, or other Government Authorities. Gateway's attorneys may then disclose the information and documentation to any accountants and/or any other person(s) responsible for preparing, reviewing and/or signing said S.E.C. Reports. The S.E.C. Reports shall be prepared and submitted by Gateway or its successor(s) to the S.E.C. and any other Governmental Authorities Requiring such Reports; and

(2) Except as provided in subparagraph 6(b)(1), and subject to subparagraph 6(c) below, the B.C.I. Parties shall not be required to disclose to any of the Gateway Parties, B.C.I.'s financial information for the period from January 1, 2003 forward, unless and except in the event of an S.E.C., NASD, Court or other Governmental Authorities' order, judgment, ruling, subpoena instruction, direction or other requirement (collectively "Requirements" or "Require(s)"or "Required").

(3) If the S.E.C. provides Gateway or its counsel with a written confirmation that the B.C.I. financial information is, or is not, Required in one or more of the Gateway S.E.C. Reports, Gateway's counsel shall provide a copy of that writing to counsel for B.C.I., with redactions for any information in that writing that (i) is not directly relevant to the Requirement(s) for inclusion of the B.C.I. financial information in the S.E.C. Report(s) or (ii)

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does not specifically refer or apply to B.C.I. Counsel for Gateway and counsel for B.C.I. may also conduct one or more joint written or joint telephone communication(s) with the S.E.C. regarding said Requirement(s).

(4) If the S.E.C. communicates verbally, such as by telephone or meeting, to Gateway or its counsel that the B.C.I. financial information is, or is not, Required, Gateway and its counsel shall so inform counsel for B.C.I. in writing. If reasonably requested by B.C.I.'s counsel, Gateway's counsel shall make good faith efforts to persuade the S.E.C. to either confirm the Requirement in writing or to have another telephone conversation or other verbal communication in which B.C.I.'s counsel can participate with Gateway's counsel and the S.E.C. representative wherein the S.E.C. confirms the Requirement to B.C.I.'s counsel. The Parties shall reasonably coordinate with each other with respect to the above-described communications.

(5) The Parties recognize that the S.E.C. may not provide the specific verbal or written confirmation that the Parties desire, and that Gateway's counsel and other Representatives are currently seeking, that the B.C.I. financial information need not be included in any S.E.C. Reports that Gateway is Required to submit. Accordingly, if the S.E.C. does Require that Gateway file one or more of the S.E.C. Reports, and if the S.E.C. does not specifically state, in writing or in a verbal communication in which counsel for the Gateway Parties and counsel for B.C.I. each directly participate, that the B.C.I. financial information is not Required in such Report(s), the B.C.I. Parties shall provide to Gateway the B.C.I. financial information and documentation described above in subparagraph 6(b)(1).

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(c) The Gateway Parties and their Representatives (as defined below), shall not use the financial information and documentation provided by the B.C.I. Parties under subparagraph 6(b) for any unlawful purpose, or for any purpose other than (i) complying with the Requirements of the S.E.C., NASD, Court and/or other Governmental Authorities regarding the S.E.C. Reports, as described in subparagraph 6(b), and/or (ii) to enforce or interpret the terms of this Agreement, including in the event of any breach of this Agreement by any of the B.C.I. Parties. This Agreement shall not preclude Gateway or its successor(s) from seeking production of said B.C.I. financial information and documents for other lawful purposes in the event of any future legal disputes, actions or proceedings between or involving the Parties, including without limitation, any third party or Government Authorities' actions or proceedings; however, the B.C.I. Parties do not waive any objections, defenses, privileges, rights or other Claims which they may have to seek to preclude such production in the event of such future requests or Requirements by Gateway or its successor(s), or by third parties or Governmental Authorities.

(d) The Gateway Parties shall not disclose, disseminate or publish the B.C.I. financial information and documentation being produced by B.C.I. under this paragraph 6, to any person or entity not involved in the preparation, review or execution of said S.E.C. Reports, unless and except in the event of an S.E.C., NASD, Court or other Governmental Authorities' order, judgment, ruling, subpoena instruction, direction or other Requirement.

(e) Unless Required by the S.E.C. or other Governmental Authorities, the B.C.I. Parties shall not be Required by Gateway to participate in the drafting of or to sign the S.E.C.

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Reports other than as described in subparagraph 6(b)(1). However, the B.C.I. Parties shall also promptly provide such additional financial information and documentation about B.C.I., and answer such questions, as the Gateway Representatives involved in preparing, reviewing, or signing the S.E.C. Reports may reasonably Require to complete and submit such reports as promptly as possible, and to confirm the accuracy and completeness of the information and documentation provided by B.C.I. for the S.E.C. Reports.

(f) The B.C.I. Parties shall be responsible for the accuracy and completeness of the financial information and documentation they provide for said S.E.C. Reports under subparagraph 6(b) hereof. The Gateway Parties shall be responsible for the accuracy and completeness of the financial information regarding Gateway and Elite which they provide for such Reports under said subparagraph 6(b).

(g) The Gateway Parties shall provide to the B.C.I. Parties true and complete copies of the final S.E.C. Reports as and when submitted by Gateway to the S.E.C., Court, NASD, and/or other Governmental Authorities which contain information about B.C.I..

7. RESPONSIBILITIES FOR LIABILITIES. Except as otherwise expressly provided in this Agreement:

(a) The B.C.I. Parties, and each of them, assume and shall remain responsible for all their own respective Acts and Events (as defined in paragraph 9(a) below), as well as their debts, obligations and other liabilities (collectively "Liabilities"), and any Claims made against

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them based on the foregoing, by anyone other than the Gateway Parties and their Representatives, whether such matters occurred or were or are committed, incurred, arise, asserted, filed, initiated (collectively, referred to herein from "occurred" to "initiated" as "Asserted"), pending or existing at present, prior to or after the Effective Date of this Agreement, and whether presently known or unknown. The B.C.I. Parties shall not have any Claim, including but not limited to Claims for indemnity or contribution, against any of the Gateway Parties for any such Acts and Events, Liabilities, and/or Claims of, by or Asserted against any or all of the B.C.I. Parties.

(b) The Gateway Parties, and each of them, assume and shall remain responsible for all their own respective Acts and Events, as well as their own Liabilities and any Claims made against them based on the foregoing, by anyone other than the B.C.I. Parties and their Representatives, whether such matters occurred or were or are Asserted, pending or existing at present, prior to or after the Effective Date of this Agreement, and whether presently known or unknown. The Gateway Parties shall not have any Claim, including but not limited to Claims for indemnity or contribution, against any of the B.C.I. Parties for any such Acts and Events, Liabilities and/or Claims of, by or Asserted against by any or all of the Gateway Parties.

(c) The B.C.I. Parties shall indemnify and hold harmless the Gateway Parties, including by reimbursing the Gateway Parties for their actual, reasonable and necessary attorneys' fees, litigation expenses, disbursements, costs of suit, and any other actual loss or damage, including but not limited to amounts paid or incurred by the Gateway Parties in settlements and judgments resulting from third party Claims, caused by any breach by any of the

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B.C.I. Parties of their obligations under Paragraph 7(a) above, as determined by final adjudication of a Court of competent jurisdiction; and

(d) The Gateway Parties shall indemnify and hold harmless the B.C.I. Parties, including by reimbursing the B.C.I. Parties for their actual, reasonable and necessary attorneys' fees, litigation expenses, costs of suit and any other actual loss or damage, including but not limited to amounts paid or incurred by the B.C.I. Parties in settlements and judgments resulting from third party Claims, caused by any breach by any of the Gateway Parties of their obligations under Paragraph 7(b) above, as determined by a final adjudication of a Court of competent jurisdiction.

(e) Other than potential S.E.C. action against Gateway and/or B.C.I. based on the continuing delinquency in submitting the second and third quarter of 2003 10-QSB Reports to the S.E.C., as described in paragraph 6 above, and/or against or arising from the conduct of the Gourmet Gifts Prior Group (as defined in paragraph 11 below), the Gateway Parties and B.C.I. Parties are not aware of any pending or threatened legal proceedings by any person or entity, other than these settling Parties, that may assert Claims against any other Party(s). No Party shall encourage or volunteer information to a third party to sue a settling Party.

8. DISMISSAL OF LITIGATION AND UCC FILINGS. Within seven (7) business days following completed execution of this Agreement by all Parties:

(a) The respective counsel of record for the Gateway Parties and the B.C.I. Parties

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in the Orange Superior Court Action shall each execute and cause to be entered and filed a Request for Dismissal with prejudice of the Action in its entirety pursuant to California Code of Civil Procedure section 581(b)(1) and (2);

(b) Plaintiffs Lennert and Stearman and Cross-Complainant Gateway, through their respective counsel, shall each dismiss their cross-appeals from the SLAPP Motion ruling in their entirety in the California Court of Appeal, Fourth Appellate District. Plaintiffs also shall provide notices of settlement to all other Parties and to the Courts in accordance with Rule 225(a) and (b) (except that the 45 day dismissal filing period in the Rule shall be reduced to 5 business days herein), and Rule 19.5(e) of the California Rules of Court;

(c) The B.C.I. Parties and their counsel shall execute and file with the California secretary of State a form UCC-3 terminating entirely the UCC-1 previously filed by or for B.C.I., (the "B.C.I. UCC-1") and extinguishing any and all rights, liens, encumbrances, security interests and agreements, and other Claims created by or reflected in said UCC-1 filing; and

(d) The B.C.I. Parties and the Gateway Parties, through their respective counsel, shall transmit to the S.E.C. a joint written confirmation that (1) all Claims, including complaints, cross-complaints, disputes, allegations, and Litigation, between the B.C.I. Parties and the Gateway Parties have been fully settled, released, dismissed and resolved, and (2) the Rescinded Contracts have been rescinded, effective January 1, 2003, by consent of all Parties thereto.

9. RELEASES OF CLAIMS. Except as otherwise provided in this Agreement, and

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except for their respective rights to seek interpretation and/or to enforce the terms and provisions of this Agreement:

(a) The Gateway Parties, and each of them, on behalf of themselves and their respective past, current and future officers, directors, insider shareholders (but not public shareholders), agents, employees, heirs, beneficiaries, estates, executors, administrators, trusts, trustees, attorneys, insurers, sureties, guarantors, accountants, successors, assigns, and other representatives (referred to collectively, throughout this Agreement, from "officers" to "other representatives", as "Representatives"), hereby fully and forever release, waive, extinguish and discharge the B.C.I. Parties, and each of them, and their respective former, current and future Representatives, from and against any and all rights, titles, interests, demands, actions, allegations, defenses, complaints, proceedings, litigation, causes of action, losses, damages, claims for relief, debts, obligations and other Liabilities, expenses, disbursements, costs, attorneys' fees and other fees and charges of whatever description, and other claims (referred to collectively, throughout this Agreement, from "rights" to "claims" as "Claims"), which the Gateway Parties, or any of them, have, may have or may have had or hereafter have against the B.C.I. Parties and/or the latter's Representatives, or any of them, whether now known, unknown or suspected, whether arising in law or in equity, based on any act, omission, conduct, activity, statement, representation, transaction, undertaking, contract, understanding or other agreement, instrument, document, event or other occurrence (hereafter referred to collectively from "act" to "occurrences" as "Activities and Events") made or occurring at any time prior to and including

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the Effective Date of this Agreement.

The Claims being released include, but are not limited to, all Claims by any or all of the Gateway Parties against any or all of the B.C.I. Parties, arising from or relating to: (1) Gateway, B.C.I., GWIH, Gourmet Gifts, Inc., the Gourmet Gifts Prior Group and/or Elite, and/or relating to any shares of stock, assets or other Property (as defined in Paragraph 1(b)), whether tangible or intangible, of said corporations; (2) the Rescinded Contracts, Exhibits 1 through 6 hereto, and/or any other contracts, agreements, understandings or other Activities and Events between or among the Parties, or any of them, prior to and including the Effective Date, whether written or oral, express or implied, including all documents and other Activities and Events described in the Recitals hereto, all of which contracts are Rescinded, excepting only this Agreement; (3) any and all Claims alleged or which could have been alleged, and proceedings conducted, in the Orange Superior Court Action, the Federal Action, the SLAPP Motion Appeals and/or any other Litigation or other legal actions or proceedings by any of the Gateway Parties, (4) and any and all rights, titles, interests, including security interests, shares of stock, hypothecations, liens, encumbrances and other Claims in, against or to B.C.I., including without limitation, the B.C.I. Parties' UCC-1, which shall be terminated as provided in subparagraph 8(c) hereof; and (5) any and all Claims stated in, arising from or otherwise relating to the Notices of Rescission described in Recital F, which Notices are hereby superceded, extinguished, and the Claims therein are released, by the B.C.I. Parties by this Agreement.

(b) The B.C.I. Parties, and each of them, on behalf of themselves and their respective

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past, current and future officers, directors, shareholders, agents, employees, heirs, beneficiaries, estates, executors, administrators, trusts, trustees, attorneys, insurers, sureties, guarantors, accountants, successors, assigns, and other representatives (collectively "Representatives", as defined in subparagraph 9(a) above), hereby fully and forever release, waive, extinguish and discharge the Gateway Parties, and each of them, and their respective former, current and future Representatives, from and against any and all rights, titles, interests, demands, actions, allegations, defenses, complaints, proceedings, litigation, causes of action, losses, damages, claims for relief, debts, obligations and other Liabilities, expenses, disbursements, costs, attorneys' fees and other fees and charges of whatever description, and other claims (collectively "Claims", as defined in subparagraph 9(a) above), which the B.C.I. Parties, or any of them, have, may have or may have had or hereafter have against the Gateway Parties and/or the latter's Representatives, or any of them, whether now known, unknown or suspected, whether arising in law or in equity, based on any act, omission, conduct, activity, statement, representation, transaction, undertaking, contract, understanding or other agreement, instrument, document, event or other occurrence (collectively "Activities and Events", as defined in subparagraph 9(a) above) made or occurring at any time prior to and including the Effective Date of this Agreement.

The Claims being released include, but are not limited to any and all Claims by and or all of the B.C.I. Parties against any or all of the Gateway Parties arising from or relating to: (1) Gateway, B.C.I., GWIH, Gourmet Gifts, Inc., the Gourmet Gifts Prior Group and/or Elite, and/or

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relating to any shares of stock, assets or other Property (as defined in Paragraph 1(b)), whether tangible or intangible, of said corporations; (2) the Rescinded Contracts, Exhibits 1 through 6 hereto, and/or any other contracts, agreements, understandings, or other Activities and Events between or among the Parties, or any of them, prior to and including the Effective Date, whether written or oral, express or implied, including all documents and other Activities and Events described in the Recitals hereto, all of which contracts are Rescinded, excepting only this Agreement; (3) any and all Claims alleged or which could have been alleged, and proceedings conducted, in the Orange Superior Court Action, the Federal Action, the SLAPP Motion Appeals and/or any other Litigation or other legal actions or proceedings by any of the B.C.I. Parties; (4) any and all Claims stated in, arising from or otherwise relating to the B.C.I. UCC-1, described in Recital I above; (5) any and all rights, titles, interests, including security interests, shares of stock, hypothecations, liens, encumbrances and other Claims in, against or to Gateway, GWIH, Gourmet Gifts, Inc. and/or Elite, including without limitation, the B.C.I. Parties' UCC-1, which shall be terminated as provided in subparagraph 8(c) hereof; (6) any and all Claims stated in, arising from or otherwise relating to the Notices of Rescission described in Recital F, which Notices are hereby superceded, extinguished, and the Claims therein are released, by the B.C.I. Parties by this Agreement; and (7) any and all Claims asserted or communicated by any of the B.C.I. Parties to the S.E.C. or to any other federal or state Governmental Authorities, wherever located, against, involving or relating to any or all of the Gateway Parties.

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10. WAIVER OF CIVIL CODE 1542. The undersigned Parties each further agree that in making the mutual releases of claims described in Paragraph 9 above, each Party does knowingly and voluntarily waive the benefits and provisions of Civil Code Section 1542, which provides as follows:

> " A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

11. EXCLUSIONS FROM RELEASES. Further, the releases of claims and indemnity rights and obligations described in this Agreement do not include nor cover, and indeed expressly exclude, any and all rights, titles, interests, defenses (affirmative and otherwise) and other Claims, of whatever description, whenever arising, whether known or unknown or suspected, whether arising in law or in equity, which the Gateway Parties have, have had, may have or hereafter have against those other persons or entities who formerly owned, managed, advised, operated, or were otherwise affiliated with Gourmet Gifts, Inc, a Nevada corporation, ("Gourmet Gifts Prior Group"), prior to the reverse merger transaction that occurred in or about January 2002, whereby Gourmet Gifts, Inc. became Gateway. None of the Gourmet Gift Prior Group are included in or covered by the definitions of Representatives herein, by the releases of claims, by the indemnity rights or obligations, or by other terms of this Agreement. No third party beneficiary rights are granted or created under this Agreement in favor of persons or entities of or

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in the Gourmet Gifts Prior Group, or in favor of any other person or entity not a Party or Representative of a Party hereunder.

12. CONFIDENTIALITY BY B.C.I. PARTIES. The B.C.I. Parties, and each of them will keep confidential, and shall not hereafter disclose, disseminate or publish to the public, or to any persons or entities not (i) hereafter directly affiliated with the Gateway Parties, and (ii) expressly authorized by the Gateway Parties to receive such information, any and all proprietary, confidential and other trade secret information and materials owned or claimed, with colorable legal basis, by any of the Gateway Parties, subject to Paragraph 14 below.

13. CONFIDENTIALITY BY GATEWAY PARTIES. The Gateway Parties, and each of them, will keep confidential, and shall not hereafter disclose, disseminate, or publish to the public or to any persons or entities not (i) hereafter directly affiliated with the B.C.I. Parties, and (ii) expressly authorized by the B.C.I. Parties to receive such information, any and all proprietary, confidential and other trade secret information and materials owned or claimed, with colorable legal basis, by any of the B.C.I. Parties, subject to Paragraph 14 below.

14. PROCEDURE IF DISCLOSURE COMPELLED. Notwithstanding the terms of Paragraphs 6(d), 12 and 13, in the event any of the Parties receives from a Court, third party, or other Governmental Authority a subpoena, discovery request, trial or discovery notice, motion,

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order or other document(s) or Requirements compelling, seeking or Requiring disclosure of protected information or materials described in those paragraphs, (a) the receiving Party shall provide prompt written notice and copies of the document(s) received by that Party from the Court, third parties, or other Governmental Authorities to every Party whose confidentiality rights are affected, affording the latter Party(s) sufficient opportunity and time to object to the proposed disclosure and, if necessary, to appear before a Court to protect its rights, and (b) if that subpoena or other discovery request, notice, motion, order or other Requirement is not contested within deadlines set by law or by the Court or other Governmental Authorities, or with reasonable promptness in the absence of such deadlines, by any Party with confidentiality rights, and/or if the Court issues an order compelling disclosure of otherwise confidential information or material, the served Party may thereafter make such disclosure as is required by the order or uncontested subpoena or other Requirement described above.

15. NON TRANSFER AND NON ENCUMBRANCE: GATEWAY PARTIES.

(a) The Gateway Parties hereby warrant and represent to the B.C.I. Parties that the Gateway Parties have not encumbered, sold, assigned, transferred, caused, allowed, or created a lien, mortgage, trust deed or security agreement or interest upon or hypothecated (collectively "Encumbered" or "Encumbrance(s)") any assets or other Property of B.C.I., and will not create, cause or allow any such Encumbrance hereafter, subject to subparagraph 15 (d) below.

(b) Pursuant to the foregoing, none of the Gateway Parties shall at any time cause any

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U.C.C.- 1s to be filed against any of the B.C.I. Parties or their respective Property(s). Nor shall any of the Gateway Parties, upon and following completed execution of this Agreement by all Parties, represent, state or otherwise communicate, orally or in writing, whether expressly or by implication, to any person or entity that the Gateway Parties have any Encumbrance(s) against any of the B.C.I. Parties or their respective Property(s), subject to subparagraph 15 (d) below.

(c) The Gateway Parties shall indemnify the B.C.I. Parties in the event these representations and warranties are untrue as of the date of completed execution of this Agreement by all Parties, and the Gateway Parties shall take appropriate and prompt action to remove any and all such Encumbrance(s). Said indemnity shall include reimbursement of all actual, reasonable and necessary attorneys' fees, litigation expenses and costs of suit, as well as losses and damages incurred by the B.C.I. Parties as a result of said breach, provided that the B.C.I. Parties are the prevailing parties on their breach and/or indemnity claims under this paragraph as determined by a Court of competent jurisdiction.

(d) Notwithstanding the foregoing provisions of this paragraph 15, in the event any or all of the Gateway Parties recover any judgment or order from a Court of competent jurisdiction against any or all of the B.C.I. Parties in any future action or proceeding to enforce or interpret this Agreement, or in any other future action or proceeding between the Parties based on Acts and Events occurring after the completed execution of this Agreement by all Parties, the prevailing Gateway Party(s) shall be entitled to collect upon and otherwise enforce said judgment or order in any manner provided by law.

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16. NON TRANSFER AND NON ENCUMBRANCE: B.C.I. PARTIES.

(a) The B.C.I. Parties hereby warrant and represent to the Gateway Parties that the B.C.I. Parties have not encumbered, sold, assigned, transferred, caused, allowed, or created a lien, mortgage, trust deed or security agreement or interest upon or hypothecated (collectively "Encumbered" or "Encumbrance(s)") any assets or other Property of Gateway or Elite, and will not create, cause or allow any such Encumbrance hereafter, subject to subparagraph 16(d) below.

(b) Pursuant to the foregoing, none of the B.C.I. Parties shall at any time cause any U.C.C.- 1s to be filed against any of the Gateway Parties or their respective Property(s). Nor shall any of the B.C.I. Parties, upon and following completed execution of this Agreement by all Parties, represent, state or otherwise communicate, orally or in writing, whether expressly or by implication, to any person or entity that the B.C.I. Parties have any Encumbrance(s) against any of the B.C.I. Parties or their respective Property(s), subject to subparagraph 16(d) below.

(c) The B.C.I. Parties shall indemnify the Gateway Parties in the event these representations and warranties are untrue as of the Effective Date of this Agreement, and the B.C.I. Parties shall take appropriate and prompt action to remove any and all such Encumbrance(s). Said indemnity shall include reimbursement of all actual, reasonable and necessary attorneys' fees, litigation expenses and costs of suit, as well as losses and damages, incurred by the Gateway Parties as a result of said breach, provided that the Gateway Parties are the prevailing parties on their breach and/or indemnity claims under this paragraph as determined by a Court of competent jurisdiction.

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(d) Notwithstanding the foregoing provisions of this paragraph 16, in the event any or all of the B.C.I. Parties recover any judgment or order from a Court of competent jurisdiction against any or all of the Gateway Parties in any future action or proceeding to enforce or interpret this Agreement, or in any other future action or proceeding between the Parties based on Acts and Events occurring after the completed execution of this Agreement by all Parties, the prevailing B.C.I. Party(s) shall be entitled to collect upon and otherwise enforce said judgment or order in any manner provided by law.

17. THE PARTIES' REPRESENTATIONS AND WARRANTIES. For those claims arising from events that occurred prior to the execution of this Agreement, the Parties, and each of them, represent and warrant to each other Party that none of the Parties have at any time prior to the date of completed execution of this Agreement, nor will any of the Parties hereafter:

(a) file(d), submit(ted), make or made, initiate(d), issue(d) or otherwise commence(d) any complaint, investigation, inquiry, or other action or proceeding against or involving any other Party(ies), whether by, in or before any federal or state Court, arbitrator, administrative or governmental agency or other Governmental Authorities, including but not limited to the S.E.C., NASD or any other securities regulatory authority, excepting only the Orange County Superior Court Action, the Federal Action, the SLAPP Motion Appeals, and the transmittal by the B.C.I. Parties' counsel to the S.E.C. of copies of their respective Notices of Rescission;

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(b) create(d), filed(d), cause(d), permit(ted), or otherwise participate(d) in any lien, transfer, assignment, sale, encumbrance, hypothecation, mortgage, trust deed, security agreement or interest or other adverse interest against any Property of any other Party(ies), other than the B.C.I. UCC-1, which will be extinguished and terminated by the filing of a UCC-3 document as described in Paragraph 8(c) above;

18. TAXES. Each Party shall remain responsible for their own tax consequences, if any, arising from the Acts and Events, Claims and other matters described in or the making of this Agreement. No Party is relying on any advice, promises or representations of any other Party as to tax effects, consequences, implications, or any other matter relating to taxes of any nature whatsoever in making this Agreement.

19. NON-AFFILIATION. From and after the date of completed execution of this Agreement, neither the Gateway Parties nor the B.C.I. Parties, or their respective Representatives, will in any manner, directly or indirectly, represent, assert, allege, state, or imply to any other person or entity that the Gateway Parties and B.C.I. Parties are hereafter affiliated or associated with each other in any manner, or are authorized to act or speak on behalf of, or as representatives of the other Parties, or to bind or commit the other Parties to any contract, transaction or any other obligation or Liability, or to Encumber or to represent that they can or have Encumbered the other Party(ies)' respective Property(s)

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20. <u>NOTICE OF RESCISSION</u>.

(a) The Gateway Parties shall, if required by the S.E.C. or applicable securities rules or laws, file with the S.E.C. a Form 8-K or other written notice that this Agreement has been made, and provides for rescission of contracts and releases of claims between the Parties. The Gateway Parties shall further publish such other notices as are required by law to provide notification to the public of the disassociation of Gateway and B.C.I.

(b) The Gateway Parties and B.C.I. Parties shall each exercise reasonable and diligent efforts to inform their own respective customers, suppliers, vendors and other entities who they have previously informed of the relationship between Gateway and B.C.I., that such relationship has terminated by agreement of the Parties.

21. <u>GOVERNING LAW; VENUE</u>. This Agreement is made in the County of Orange, California, and shall be interpreted and enforced under the laws of California. Venue as to any litigation proceedings to enforce or interpret this Agreement is vested exclusively in any Court of competent jurisdiction located in Orange County, California. The Parties may, however, hereafter agree in writing(s) signed by all Parties hereto, to refer their dispute to a private arbitration firm or Court appointed arbitrator.

22. <u>LEGAL ACTION; PREVAILING PARTY(S)</u>. If any legal action or proceeding, including Court litigation or arbitration, be brought in a Court of competent jurisdiction or

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arbitration firm by any Party to enforce or interpret this Agreement, including any rights and obligations hereunder, and/or because of the breach of any terms or provisions herein on the part of any Party hereto, the prevailing Party shall be awarded its actual, reasonable and necessary attorneys' fees, costs and other disbursements incurred in such action or proceeding, in an amount to be determined by the Court or authorized arbitrator(s).

23. LEGAL ADVICE; NON-TRANSFER BY PARTY. Each Party to this Agreement has consulted with his, her or its own legal counsel in deciding whether to sign this Agreement, and has been advised by said counsel as to the significance, terms and legal effect of this Agreement. Each Party signs this Agreement voluntarily, without duress, and with full authority to bind himself, herself and the entity for which he or she signs. No Party has sold, assigned, transferred, conveyed, hypothecated, created or permitted any lien or security agreement or interest in, or relinquished to any other person or entity, or otherwise Encumbered any of said Party's rights, tangible and intangible assets, shares of stock, trade secrets or other Property or Claims described in this Agreement, except as specifically described in this Agreement.

24. INTEGRATION AND MODIFICATION. This Agreement constitutes the final, complete and exclusive contract, agreement and understanding between the Parties relating or pertaining to the terms of Rescission of the Rescinded Contracts, Exhibits 1 through 6, respectively, as well as the other subjects of this Agreement, including the general releases of

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Claims and indemnities. This document supersedes and nullifies all prior and contemporaneous understandings, contracts and agreements of the Parties, except as otherwise specifically stated in this Agreement, and is binding on and inures to the benefit of each of the Parties and their respective Representatives. No Party has been induced to enter into this Agreement by any other Party, nor is any Party relying on any representation, covenant or warranty outside those expressly set forth or described in this Agreement. Any agreement or understanding made after the date of this Agreement is ineffective to amend, waive, terminate or otherwise modify (collectively "Modifies") this Agreement, in whole or in part, unless that agreement is in writing, is signed by all Parties to this Agreement, and specifically states that said later agreement Modifies this Agreement.

25. FURTHER ASSURANCES. Each Party to this Agreement agrees to execute all further documents, including but not limited to filings, instruments, submissions, amendments, certifications, and other documents as may be required by the S.E.C., NASD, State of California, State of Nevada, Court and/or any other applicable law or Governmental Authorities, to effectuate and perform the terms and provisions of this Agreement. Each Party fully agrees to perform all other acts reasonably necessary to fully effectuate the Rescission of contracts, restoration of the consideration given under each of the Rescinded Contracts, the releases of claims, indemnities and other terms and provisions of this Agreement. Each Party to this Agreement will, at his, her or its own cost and expense, execute and deliver such further

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documents and instruments, and will perform such other actions, as may be reasonably required or appropriate to implement the terms and accomplish the intent and purposes of this Agreement.

26. PARTIES' COSTS AND FEES. Each Party shall bear and assume its own respective costs, expenses, disbursements and attorneys' fees incurred in the Litigation, the making of this Agreement, the effectuation of the Rescission of contracts, the restitution of consideration and other transactions and documents described herein.

27. SEVERABILITY. If any term or provision of this Agreement is by final determination of a court of competent jurisdiction of adjudged to be invalid, all remaining terms and provisions of this Agreement not so adjudged shall continue to be enforceable, binding and otherwise in full effect.

28. GENDER. The masculine, feminine or neutral gender, as used in this Agreement, shall be deemed to include all other genders.

29. BINDING EFFECT. This Agreement, and all terms and provisions hereof, are binding upon and shall inure to the benefit of each of the Parties and their respective Representatives, and shall not bind nor inure to the benefit of any other person or entity, including as set forth in paragraph 11 hereof. As set forth in paragraph 11, no third party

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beneficiary rights are granted or created under this Agreement to any person or entity which is not a Party nor a Representative of a Party.

30. COUNTERPARTS. This Agreement may be executed in counterparts by any of the Parties hereto, each of which counterparts bearing the original signature of a Party shall be deemed an original of this Agreement.

31. RECITALS. Each of the Recitals is hereby incorporated as a term of this Agreement.

32. TIME OF ESSENCE. Time is of the essence in the performance of all acts and obligations described in this Agreement.

33. ENFORCEMENT OF SETTLEMENT. Any Party shall have the right to seek enforcement and/or interpretation of this settlement and Agreement by motion under Code of Civil Procedure Section 664.6. The Parties agree that the Superior Court for the State of California for the County of Orange shall retain jurisdiction over this settlement and Agreement for purposes of enforcement and/or interpretation thereof.

34. AUTHORIZATION TO SETTLE. The Parties, and each of them hereby warrant and represent that they are authorized to enter into this Agreement on behalf of themselves and/or the

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corporate Parties hereto. The corporate Parties hereto have conducted or will conduct all necessary corporate formalities, including by executing minutes memorializing the same, authorizing the undersigned, and each of them to execute this Agreement on their behalf. The Parties, through their counsel, shall provide true and correct copies of Gateway's and B.C.I.'s respective corporate minutes to the other's counsel within four (4) days following completed execution of this Agreement. True and correct copies those corporate minutes shall be attached as Exhibits ~~8 and~~ 9 and 10 to this Agreement.

Each of the undersigned Parties hereby agrees to the terms stated above by affixing his, her or its signature in the spaces provided below.

November 20, 2003

B.C.I. PARTIES
Bechler Cams, Inc., a California corporation

By: ____________________
Daniel Lennert
Its President

By: ____________________
Laura Stearman

Its ~~Treasurer and~~ Secretary

November 20, 2003

By: ____________________
Daniel Lennert, Shareholder

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November 20, 2003

By: ______________________
Laura Stearman, Shareholder

November 20, 2003

____
Daniel Lennert, an individual

November 20, 2003

____
Laura Stearman, an individual

GATEWAY PARTIES

November 20th, 2003

Gateway International Holdings, Inc.,
a Nevada Corporation

By: ______________________
Lawrence Consalvi,
Its Chief Executive Officer

November 20th, 2003

By: ______________________
Joseph T.W. Gledhill,
Its Chief Operating Officer

November 20th, 2003

By: ______________________
Lawrence Consalvi, Shareholder

November 20th, 2003

By: ______________________

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Joseph T.W. Gledhill, Shareholder

November 20th, 2003

E.M. TOOL COMPANY, INC.,
d.b.a. ELITE MACHINE TOOL
COMPANY, INC., a California corporation

By: ______________________
Lawrence Consalvi
Its President

November 20th, 2003

____
Lawrence Consalvi, an individual

November 20th, 2003

____
Joseph T.W. Gledhill, an individual

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